OPPENHEIMER ASSET ALLOCATION FUND
ANNUAL REPORT SEPTEMBER 30, 1996



[Photograph]



"We need the comfort that comes from diversifying across different types of investments--but we want it from one fund."




[Logo]

             NEWS

       BEAT THE AVERAGE

Cumulative Total Return for the
5-Year Period Ended 9/30/96:
Oppenheimer Asset Allocation Fund
Class A (at net asset value)(1)

77.40%

Lipper Flexible Portfolio Funds
Average for 45 Funds for the
5-Year Period(3)

71.56%



THIS FUND IS FOR PEOPLE WHO WANT AN INVESTMENT THAT'S STRATEGICALLY ALLOCATED TO PURSUE GROWTH WITH LESS RISK.


HOW YOUR FUND IS MANAGED

Oppenheimer Asset Allocation Fund uses a combination of investment styles to seek high total return while managing risk.

     The Fund seeks to achieve its goals by investing in a combination of stocks, bonds and money market instruments--strategically allocated to take advantage of current economic conditions.

     Investing in stocks can offer the best potential for long-term growth. The Fund's managers invest in established U.S. and international companies that they believe have excellent potential for appreciation.

     And the Fund seeks income from diversified fixed income and money market investments which can act as a cushion against fluctuations in the value of the stocks in the Fund's portfolio.


PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 were 13.70% for Class A shares, 12.55% for Class B shares, and 12.71% for Class C shares.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 4/24/87 were 7.16%, 10.83% and 9.28%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 8/29/95 were 7.55% and 10.33%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 12/1/93 were 11.71% and 10.90%, respectively.(2)


OUTLOOK

"Our outlook remains optimistic. We are looking to our international investments to provide solid growth and diversification and believe we may begin to see stronger growth as those countries move through their economic cycles."

                                           Richard Rubinstein, Portfolio Manager
                                                              September 30, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 4/24/87 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Prior to 4/1/91, the Fund's maximum sales charge rate for Class A shares was higher, so that actual account results would have been less. Class B returns show results of hypothetical investments on 9/30/95 and 8/29/95 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns show results of hypothetical investments on 9/30/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Asset Allocation Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance does not take sales charges into consideration.


2  Oppenheimer Asset Allocation Fund

[Photograph]

Bridget A. Macaskill
President
Oppenheimer
Asset Allocation Fund



DEAR SHAREHOLDER,

So far, 1996 has been a good year for investors seeking diversification across market sectors. It has also been a tough year full of anticipation. The U.S. markets have been waiting anxiously for a correction or downturn believed by many to be imminent after six years of a bullish stock market, and with emotions running high, the market has reacted to announcements of each new economic indicator with fervor.

     Aside from the decline in late July, the long-awaited correction has not come. Instead, we have seen economic indicators that show an economy growing at a pace just steady enough to keep inflation in check and prevent the Federal Reserve from raising interest rates.

     We have seen volatile but continued growth from the U.S. equity market through the first three quarters of 1996, bringing the Dow Jones Industrial Average to new highs. Perhaps due to concerns of a correction, the market has edged away from technology and small-cap growth stocks and leaned more heavily toward larger blue chip growth companies. We remain optimistic on the domestic equities market, but are keeping in mind that the U.S. is in the late stages of its economic cycle and high returns such as we saw last year cannot continue unabated forever. More realistically, we anticipate a return to the high single-digit returns of the "normal nineties."

     In the bond market, fears of rising interest rates led to volatility during the first nine months of the year. This interest rate uncertainty fueled a decline in bond prices and forced yields to rise. Although it has been a tough period for fixed-income investors, we consider this period's devaluation in bonds as an opportunity to find good value at cheaper prices. More recent indicators have shown that the economy should continue on its course of steady growth and low inflation. As a result, we could see a decline in interest rates in the coming twelve months, which could lead to a rebound in the bond market.

     When you look at the opportunities available in both the U.S. fixed-income and equity markets, the outlook for diversified investing is very positive. Using a mutual fund that invests in both stocks and bonds gives you access to professional managers who are continually evaluating the appropriate mixture of stocks and bonds. Although stocks tend to produce the highest returns, they also typically present the greatest risk. Bonds, on the other hand, will produce more stable returns, but tend to fluctuate less on the downside than do stocks.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping your reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1996


3  Oppenheimer Asset Allocation Fund

     Q & A               [Photograph]             [Photograph]


Q -  WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM OVER THE PERIOD?

The portfolio has performed well over the period while keeping within its objectives of seeking high total investment return, which includes current income as well as capital appreciation. The portfolio is structured to perform in many market environments. The Fund's Class A shares are ranked 62nd out of 178 funds in its category rated by Lipper Analytical Services for the 1-year period ended 9/30/96. This ranking put the Fund in the second quartile versus its competitors.(1)

[Photograph]

WHAT WERE THE PRIMARY REASONS FOR THE FUND'S STRONG PERFORMANCE?

Our domestic stock and bond holdings were the primary drivers of our performance. Our energy stocks also proved an important source of return. During the period, we increased the portfolio's energy holdings anticipating better profits. We expected that higher oil prices and cheaper finding costs would increase profits. We saw higher than expected demand from the emerging markets and unexpected political events in Iraq and Saudi Arabia. These incidents combined to increase the price of oil and provide higher returns to our fund.

     Another reason for the Fund's strong performance was our exposure to emerging markets, in particular, our investments in Brady Bonds, which are U.S. dollar-denominated bonds. Also, high yield bonds were another significant contributor to the Fund's positive return. However, investors in high yield bonds are subject to a greater risk that the issuer will default in its principal or interest payments. But over time, we expect the long-term returns will more than compensate for temporary risks.



1. Source:Lipper Analytical Services, 9/30/96. Oppenheimer Asset Allocation Fund is characterized by Lipper as a flexible portfolio fund. This comparison does not take sales charges into consideration.


4  Oppenheimer Asset Allocation Fund

FACING PAGE

Top left: Richard Rubinstein, Portfolio Manager, with Robert Doll, Executive VP, Director of Equity Investments

Top right:  Paul LaRocco, Member of Equity Investments Team

Bottom:  Robert Doll

THIS PAGE
Top: Richard Rubinstein

Bottom:  Bruce Bartlett, Member of Equity Investments Team


A - OUR DOMESTIC STOCK AND BOND HOLDINGS WERE THE PRIMARY DRIVERS OF OUR PERFORMANCE.


WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS EXPECTED?

Though we remain committed to the international sector, many of our foreign holdings have continued to underperform the U.S. equity markets. International investments are good diversifiers of risk and over the long term, have the potential to grow faster than many of our U.S. companies.

     Some of our technology holdings didn't perform as well as we had expected. We attribute this, in part, to the hefty competition in the technology sector and pricing wars between competitors.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We are targeting companies related to agriculture. We believe that the growth of emerging markets will lead to an increase in food consumption, which will keep agricultural prices high. As a result, we are seeking companies that stand to benefit from higher grain prices, like fertilizer companies and equipment manufacturers.

[Photograph]

     Additionally, we have recently added to our technology sector. Technology stocks, despite temporary declines, are currently undervalued. We feel there is good upside potential in this sector over the long term for the dominant companies.(2)

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook remains optimistic. The domestic equity markets have performed well, though we may be due for another correction over the next twelve months. We are also looking to our international investments to provide solid growth and diversification and believe we may begin to see stronger growth as those countries move through their economic cycles.

[Photograph]


2. The Fund's portfolio is subject to change.


5  Oppenheimer Asset Allocation Fund

                           STATEMENT OF INVESTMENTS  September 30, 1996


                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--0.5%
----------------------------------------------------------------------------------------------------------------------------------
                           Federal National Mortgage Assn.:
                           11.50%, 7/1/11                                                             $     146,907  $     162,530
                           11.75%, 1/1/16                                                                   175,012        196,833
                           -------------------------------------------------------------------------------------------------------
                           Government National Mortgage Assn., 9%, 11/15/08--5/15/09                        524,930        558,216
                           -------------------------------------------------------------------------------------------------------
                           Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
                           Series 1994-C2, Cl. E, 8%, 4/25/25                                               375,127        364,225
                                                                                                                     -------------
                           Total Mortgage-Backed Obligations (Cost $1,162,963)                                           1,281,804

----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--11.9%
----------------------------------------------------------------------------------------------------------------------------------
                           U.S. Treasury Bonds, STRIPS, Zero Coupon:
                           7.10%, 11/15/18(2)                                                            17,000,000      3,502,476
                           7.313%, 8/15/19(2)                                                            18,700,000      3,651,736
                           -------------------------------------------------------------------------------------------------------
                           U.S. Treasury Nts.:
                           8.25%, 7/15/98                                                                16,000,000     16,590,000
                           8.875%, 11/15/98                                                                 950,000      1,001,062
                           9.25%, 8/15/98                                                                 9,450,000      9,972,697
                                                                                                                     -------------
                           Total U.S. Government Obligations (Cost $34,052,281)                                         34,717,971

----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--14.6%
----------------------------------------------------------------------------------------------------------------------------------
                           Argentina (Republic of):
                           Bonds, Bonos de Consolidacion de Deudas, Series I, 5.461%, 4/1/01(3)(4)        1,544,136      1,408,007
                           Par Bonds, 5.25%, 3/31/23(5)                                                  10,000,000      5,850,000
                           Past Due Interest Bonds, Series L, 6.625%, 3/31/05(3)                          5,880,000      4,931,850
                           -------------------------------------------------------------------------------------------------------
                           Bonos de la Tesoreria de la Federacion, Zero Coupon,
                           48.252%, 10/3/96(2) MXP                                                        4,384,900        579,822
                           -------------------------------------------------------------------------------------------------------
                           Brazil (Federal Republic of) Par Bonds, 5%, 4/15/24(5)                         7,500,000      4,476,563
                           -------------------------------------------------------------------------------------------------------
                           Canada (Government of) Bonds:
                           9.75%, 12/1/01 CAD                                                             6,000,000      5,068,535
                           9.75%, 6/1/01 CAD                                                              2,000,000      1,677,282
                           -------------------------------------------------------------------------------------------------------
                           Denmark (Kingdom of) Bonds, 8%, 3/15/06 DKK                                   21,900,000      4,004,914
                           -------------------------------------------------------------------------------------------------------
                           Eskom Depositary Receipts, Series E168, 11%, 6/1/08 ZAR                        6,430,000      1,093,837
                           -------------------------------------------------------------------------------------------------------
                           Italy (Republic of) Treasury Bonds, Buoni del Tesoro
                           Poliennali, 8.50%, 8/1/99 ITL                                              1,800,000,000      1,204,257
                           -------------------------------------------------------------------------------------------------------
                           New Zealand Government Bonds, 8%, 2/15/01 NZD                                  7,460,000      5,203,616
                           -------------------------------------------------------------------------------------------------------
                           Poland (Republic of) Treasury Bills, Zero Coupon:
                           20.70%, 1/8/97(2) PLZ                                                          2,360,000        799,056
                           24.131%, 11/13/96(2) PLZ                                                       2,300,000        801,216
                           -------------------------------------------------------------------------------------------------------
                           Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%, 5/15/03 AUD          2,500,000      2,263,395
                           -------------------------------------------------------------------------------------------------------
                           Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03 AUD                     1,500,000      1,219,490
                           -------------------------------------------------------------------------------------------------------
                           United Kingdom Treasury Nts., 13%, 7/14/00 GBP                                 1,050,000      1,967,831
                                                                                                                     -------------
                           Total Foreign Government Obligations (Cost $39,944,054)                                      42,549,671



                           6  Oppenheimer Asset Allocation Fund


                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--12.4%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--2.2%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%            Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                    $     500,000  $     546,146
                           -------------------------------------------------------------------------------------------------------
                           Viridian, Inc., 9.75% Nts., 4/1/03                                               750,000        780,000
                                                                                                                     -------------
                                                                                                                         1,326,146

----------------------------------------------------------------------------------------------------------------------------------
METALS--0.2%               Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                   500,000        545,000
----------------------------------------------------------------------------------------------------------------------------------
PAPER--1.5%                Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                    750,000        826,875
                           -------------------------------------------------------------------------------------------------------
                           Repap Wisconsin, Inc., 9.875% Second Priority Sr. Nts., 5/1/06                 1,000,000        985,000
                           -------------------------------------------------------------------------------------------------------
                           Riverwood International Corp., 10.875% Sr. Sub. Nts., 4/1/08                   1,000,000        990,000
                           -------------------------------------------------------------------------------------------------------

                           SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                           1,000,000      1,083,750
                           -------------------------------------------------------------------------------------------------------
                           Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05                              500,000        485,000
                                                                                                                     -------------
                                                                                                                         4,370,625

----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.1%
----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.6%      Hovnanian K. Enterprises, Inc., 11.25% Sub. Gtd. Nts., 4/15/02                   725,000        712,312
                           -------------------------------------------------------------------------------------------------------
                           Lear Corp., 9.50% Sub. Nts., 7/15/06                                           1,000,000      1,047,500
                                                                                                                     -------------
                                                                                                                         1,759,812

LEISURE &
ENTERTAINMENT--0.2%        Apple South, Inc., 9.75% Sr. Nts., 6/1/06                                        500,000        495,000
                           -------------------------------------------------------------------------------------------------------
                           Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(6)               213,908        223,266
                                                                                                                     -------------
                                                                                                                           718,266

----------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.8%                Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(7)                        200,000        153,500
                           -------------------------------------------------------------------------------------------------------
                           Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                1,000,000      1,030,000
                           -------------------------------------------------------------------------------------------------------
                           Cablevision Systems Corp., 10.75% Sr. Sub. Debs., 4/1/04                         500,000        518,125
                           -------------------------------------------------------------------------------------------------------
                           News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                           1,000,000      1,061,373
                           -------------------------------------------------------------------------------------------------------
                           Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(7)  1,250,000      1,137,500
                           -------------------------------------------------------------------------------------------------------
                           Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07          1,000,000      1,005,000
                           -------------------------------------------------------------------------------------------------------
                           SCI Television, Inc., 11% Sr. Nts., 6/30/05                                      500,000        535,625
                           -------------------------------------------------------------------------------------------------------
                           Time Warner, Inc., 7.95% Nts., 2/1/00                                          1,000,000      1,028,109
                           -------------------------------------------------------------------------------------------------------
                           TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                  1,100,000      1,221,967
                           -------------------------------------------------------------------------------------------------------
                           United International Holdings, Inc.,
                           Zero Coupon Sr. Sec. Disc. Nts., 12.819%, 11/15/99(2)                            550,000        385,000
                                                                                                                     -------------
                                                                                                                         8,076,199
----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.3%      Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                       900,000        976,500
----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.2%    Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                              500,000        534,375

                           7  Oppenheimer Asset Allocation Fund


                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--1.5%
----------------------------------------------------------------------------------------------------------------------------------
FOOD--0.7%                 Grand Union Co., 12% Sr. Nts., 9/1/04                                      $   1,137,000  $   1,152,634
                           -------------------------------------------------------------------------------------------------------
                           Ralph's Grocery Co.:
                           10.45% Sr. Nts., 6/15/04                                                         500,000        511,250
                           11% Sr. Sub. Nts., 6/15/05                                                       500,000        505,625
                                                                                                                     -------------
                                                                                                                         2,169,509

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--0.5%             Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04        1,000,000      1,095,000
                           -------------------------------------------------------------------------------------------------------
                           Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                         345,000        383,813
                                                                                                                     -------------
                                                                                                                         1,478,813

----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%      Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                           Series B, 12.09%, 5/27/98(2)                                                   1,000,000        855,000
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--1.6%
----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &          Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                              400,000        434,000
PRODUCERS--1.6%            -------------------------------------------------------------------------------------------------------
                           J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                            1,000,000      1,022,500
                           -------------------------------------------------------------------------------------------------------
                           Maxus Energy Corp., 11.50% Debs., 11/15/15                                     1,000,000      1,045,000
                           -------------------------------------------------------------------------------------------------------
                           Mesa Operating Co., 10.625% Gtd. Sr. Sub. Nts., 7/1/06                         1,000,000      1,056,250
                           -------------------------------------------------------------------------------------------------------
                           TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                       1,000,000      1,065,000
                                                                                                                     -------------
                                                                                                                         4,622,750

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.8%
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
FINANCIAL--0.4%            GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                  1,250,000      1,262,500
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%            Conseco, Inc., 8.125% Sr. Nts., 2/15/03                                        1,000,000      1,023,948
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--0.7%
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
MATERIALS--0.4%            Owens-Illinois, Inc.:
                           10% Sr. Sub. Nts., 8/1/02                                                        500,000        521,250
                           11% Sr. Debs., 12/1/03                                                           650,000        713,375
                                                                                                                     -------------
                                                                                                                         1,234,625

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.3%  EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                    1,000,000        955,000
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--0.8%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.4%    Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
                           Series B, 8/1/05                                                               1,000,000      1,092,500
                           -------------------------------------------------------------------------------------------------------
                           Unisys Corp., 15% Credit Sensitive Nts., 7/1/97(3)                               200,000        212,000
                                                                                                                     -------------
                                                                                                                         1,304,500

----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-        Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts.,
                           Series B, 4/15/03(7)(8)                                                          500,000        307,500
                           -------------------------------------------------------------------------------------------------------
TECHNOLOGY--0.4%           PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(7)          1,000,000        815,000
                                                                                                                     -------------
                                                                                                                         1,122,500

----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.7%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.4%   First PV Funding Corp., 10.15% Lease Obligation Bonds,
                           Series 1986B, 1/15/16                                                          1,000,000      1,057,500
----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.3%  Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06                             750,000        770,625
                                                                                                                     -------------
                           Total Non-Convertible Corporate Bonds and Notes (Cost $35,105,263)                           36,164,193

----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.5%
----------------------------------------------------------------------------------------------------------------------------------
                           MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,552,096)          1,650,000      1,476,750



                           8  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--51.0%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--2.6%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.5%            Agrium, Inc.                                                                      80,000  $   1,086,250
                           -------------------------------------------------------------------------------------------------------
                           Bayer AG, Sponsored ADR                                                           90,000      3,304,341
                                                                                                                     -------------
                                                                                                                         4,390,591

----------------------------------------------------------------------------------------------------------------------------------
METALS--0.5%               Brush Wellman, Inc.                                                               72,300      1,391,775
----------------------------------------------------------------------------------------------------------------------------------
PAPER--0.6%                Aracruz Celulose SA, Sponsored ADR, Cl. B                                         99,000        866,250
                           -------------------------------------------------------------------------------------------------------
                           Stone Container Corp.                                                             54,200        846,875
                                                                                                                     -------------
                                                                                                                         1,713,125

----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.1%
----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.8%      Duracell International, Inc.                                                      16,000      1,026,000
                           -------------------------------------------------------------------------------------------------------
                           General Motors Corp.                                                              18,000        864,000
                           -------------------------------------------------------------------------------------------------------
                           IRSA Inversiones y Representaciones, SA                                          193,056        563,796
                                                                                                                     -------------
                                                                                                                         2,453,796


----------------------------------------------------------------------------------------------------------------------------------
LEISURE &
ENTERTAINMENT--4.8%        Alaska Air Group, Inc.(9)                                                         77,000      1,645,875
                           -------------------------------------------------------------------------------------------------------
                           AMR Corp.(9)(10)                                                                  17,600      1,401,400
                           -------------------------------------------------------------------------------------------------------
                           Carnival Corp., Cl. A                                                             43,800      1,357,800
                           -------------------------------------------------------------------------------------------------------
                           Circus Circus Enterprises, Inc.(9)                                                18,000        636,750
                           -------------------------------------------------------------------------------------------------------
                           Cracker Barrel Old Country Store, Inc.                                            55,300      1,251,162
                           -------------------------------------------------------------------------------------------------------
                           Eastman Kodak Co.                                                                 22,000      1,727,000
                           -------------------------------------------------------------------------------------------------------
                           International Game Technology                                                     68,000      1,394,000
                           -------------------------------------------------------------------------------------------------------
                           King World Productions, Inc.(9)                                                   27,000        995,625
                           -------------------------------------------------------------------------------------------------------
                           Mattel, Inc.                                                                      39,437      1,020,432
                           -------------------------------------------------------------------------------------------------------
                           Outback Steakhouse, Inc.(9)                                                        2,400         57,900
                           -------------------------------------------------------------------------------------------------------
                           Shangri-La Asia Ltd.                                                             550,000        732,573
                           -------------------------------------------------------------------------------------------------------
                           Shimano, Inc.                                                                     54,000      1,003,636
                           -------------------------------------------------------------------------------------------------------
                           U S West Media Group(9)                                                           47,000        793,125
                                                                                                                     -------------
                                                                                                                        14,017,278

----------------------------------------------------------------------------------------------------------------------------------
MEDIA--1.6%                Comcast Corp., Cl. A Special                                                     112,800      1,734,300
                           -------------------------------------------------------------------------------------------------------
                           Dow Jones & Co., Inc.                                                             21,000        777,000
                           -------------------------------------------------------------------------------------------------------
                           South China Morning Post Holdings Ltd.                                         1,440,000      1,070,733
                           -------------------------------------------------------------------------------------------------------
                           Time Warner, Inc.                                                                 30,000      1,158,750
                                                                                                                     -------------
                                                                                                                         4,740,783

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.2%      Cone Mills Corp.(9)                                                              161,500      1,271,812
                           -------------------------------------------------------------------------------------------------------
                           Donna Karan International, Inc.(9)                                                44,500      1,017,937
                           -------------------------------------------------------------------------------------------------------
                           Price/Costco, Inc.(9)                                                             54,300      1,113,150
                                                                                                                     -------------
                                                                                                                         3,402,899

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.7%    Gymboree Corp.(9)(10)                                                             33,000      1,002,375
                           -------------------------------------------------------------------------------------------------------
                           Toys 'R' Us, Inc.(9)(10)                                                          32,600        949,475
                                                                                                                     -------------
                                                                                                                         1,951,850



                           9  Oppenheimer Asset Allocation Fund


                                                                                                                      Market Value
                                                                                                          Shares       See Note 1
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.9%
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.4%            Guinness PLC                                                                     144,000  $   1,029,967
                           -------------------------------------------------------------------------------------------------------
                           Whitman Corp.                                                                     11,500        265,938
                                                                                                                     -------------
                                                                                                                         1,295,905

----------------------------------------------------------------------------------------------------------------------------------
FOOD--1.3%                 Chiquita Brands International, Inc.                                               45,000        551,250
                           -------------------------------------------------------------------------------------------------------
                           Groupe Danone                                                                      3,707        541,550
                           -------------------------------------------------------------------------------------------------------
                           IBP, Inc.(10)                                                                     27,000        627,750
                           -------------------------------------------------------------------------------------------------------
                           Nestle SA, Sponsored ADR                                                          20,000      1,115,232
                           -------------------------------------------------------------------------------------------------------
                           Sara Lee Corp.                                                                    30,000      1,072,500
                                                                                                                     -------------
                                                                                                                         3,908,282

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.3%     Abbott Laboratories                                                               20,000        985,000
                           -------------------------------------------------------------------------------------------------------
                           American Home Products Corp.                                                      15,400        981,750
                           -------------------------------------------------------------------------------------------------------
                           Astra AB Free, Series A                                                           23,000        971,240
                           -------------------------------------------------------------------------------------------------------
                           Bristol-Myers Squibb Co.(10)                                                      21,400      2,062,425
                           -------------------------------------------------------------------------------------------------------

                           Ciba-Geigy AG                                                                      2,275      2,911,013
                           -------------------------------------------------------------------------------------------------------
                           Genzyme Corp.(9)                                                                  42,000      1,071,000
                           -------------------------------------------------------------------------------------------------------
                           Johnson & Johnson                                                                 36,800      1,886,000
                           -------------------------------------------------------------------------------------------------------
                           Mylan Laboratories, Inc.                                                          45,800        784,325
                           -------------------------------------------------------------------------------------------------------
                           SmithKline Beecham PLC, ADR                                                       16,000        974,000
                                                                                                                     -------------
                                                                                                                        12,626,753

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &      Manor Care, Inc.(10)                                                              21,600        828,900
SERVICES--1.3%             -------------------------------------------------------------------------------------------------------
                           Medtronic, Inc.(10)                                                               19,800      1,269,675
                           -------------------------------------------------------------------------------------------------------
                           Nellcor Puritan Bennett, Inc.(9)                                                  36,000        792,000
                           -------------------------------------------------------------------------------------------------------
                           WellPoint Health Networks, Inc.(9)                                                30,009        975,293
                                                                                                                     -------------
                                                                                                                         3,865,868

----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--1.0%      Kimberly-Clark Corp.                                                               9,800        863,625
                           -------------------------------------------------------------------------------------------------------
                           Procter & Gamble Co.                                                              12,000      1,170,000
                           -------------------------------------------------------------------------------------------------------
                           Wella AG                                                                           1,350        812,515
                                                                                                                     -------------
                                                                                                                         2,846,140

----------------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.6%              Philip Morris Cos., Inc.                                                          20,600      1,848,850
----------------------------------------------------------------------------------------------------------------------------------
Energy--3.6%
----------------------------------------------------------------------------------------------------------------------------------
Energy Services &          Kerr-McGee Corp.                                                                   9,000        547,875
Producers--0.7%            -------------------------------------------------------------------------------------------------------
                           Landmark Graphics Corp.(9)                                                        28,600        840,125
                           -------------------------------------------------------------------------------------------------------
                           Weatherford Enterra, Inc.(9)                                                      27,000        739,125
                                                                                                                     -------------
                                                                                                                         2,127,125


                           10  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.9%       Atlantic Richfield Co.                                                            13,500  $   1,721,250
                           -------------------------------------------------------------------------------------------------------
                           Enterprise Oil PLC                                                                90,000        768,254
                           -------------------------------------------------------------------------------------------------------
                           Louisiana Land & Exploration Co.                                                  12,000        631,500
                           -------------------------------------------------------------------------------------------------------
                           Royal Dutch Petroleum Co.                                                          6,300        983,588
                           -------------------------------------------------------------------------------------------------------
                           Saga Petroleum AS, Cl. B                                                          63,000        925,397
                           -------------------------------------------------------------------------------------------------------
                           Total SA, Sponsored ADR                                                           17,800        696,425
                           -------------------------------------------------------------------------------------------------------
                           Unocal Corp.                                                                      50,000      1,800,000
                           -------------------------------------------------------------------------------------------------------
                           YPF Sociedad Anonima, Cl. D, ADR                                                  35,000        800,625
                                                                                                                     -------------
                                                                                                                         8,327,039

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--8.4%
----------------------------------------------------------------------------------------------------------------------------------
BANKS--5.4%                Akbank T.A.S.                                                                  1,995,500        204,215
                           -------------------------------------------------------------------------------------------------------
                           Banco Frances del Rio de la Plata SA                                              81,675        710,663
                           -------------------------------------------------------------------------------------------------------
                           Chase Manhattan Corp. (New)(10)                                                   90,000      7,211,250
                           -------------------------------------------------------------------------------------------------------
                           Citicorp(10)                                                                       9,900        897,188
                           -------------------------------------------------------------------------------------------------------
                           Deutsche Bank, Sponsored ADR                                                      22,500      1,060,634
                           -------------------------------------------------------------------------------------------------------
                           NationsBank Corp.(10)                                                             65,200      5,664,250
                                                                                                                     -------------
                                                                                                                        15,748,200

----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
FINANCIAL--1.0%            American Express Co.                                                              29,000      1,341,250
                           -------------------------------------------------------------------------------------------------------
                           Dean Witter, Discover & Co.                                                       14,000        770,000
                           -------------------------------------------------------------------------------------------------------
                           Federal Home Loan Mortgage Corp.                                                   8,600        841,725
                                                                                                                     -------------
                                                                                                                         2,952,975

----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.0%            ACE Ltd.                                                                          20,000      1,057,500
                           -------------------------------------------------------------------------------------------------------
                           American International Group, Inc.(10)                                             8,100        816,075
                           -------------------------------------------------------------------------------------------------------
                           American Re Corp.(10)                                                             36,000      2,286,000
                           -------------------------------------------------------------------------------------------------------
                           Skandia Forsakrings AB                                                            27,000        747,206
                           -------------------------------------------------------------------------------------------------------
                           UNUM Corp.                                                                        12,000        769,500
                                                                                                                     -------------
                                                                                                                         5,676,281

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--4.8%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL
EQUIPMENT--0.4%            General Electric Co.                                                              13,400      1,219,400
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
MATERIALS--1.2%            Owens Corning                                                                     54,000      1,991,250
                           -------------------------------------------------------------------------------------------------------
                           Rubbermaid, Inc.                                                                  25,300        619,850
                           -------------------------------------------------------------------------------------------------------
                           Wolverine Tube, Inc.(9)                                                           23,500      1,010,500
                                                                                                                     -------------
                                                                                                                         3,621,600

----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.8%        AGCO Corp.                                                                        32,400        826,200
                           -------------------------------------------------------------------------------------------------------
                           Mannesmann AG                                                                      3,500      1,312,100
                           -------------------------------------------------------------------------------------------------------
                           Pacific Dunlop Ltd.                                                              333,000        690,320
                           -------------------------------------------------------------------------------------------------------
                           Tenneco, Inc.                                                                     38,000      1,904,750
                           -------------------------------------------------------------------------------------------------------
                           Westinghouse Air Brake Co.                                                        42,600        479,250
                                                                                                                     -------------
                                                                                                                         5,212,620


                           11  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%       Burlington Northern Santa Fe Corp.                                                24,500     $2,067,188
                           -------------------------------------------------------------------------------------------------------
                           Canadian National Railway Co.                                                     27,000        554,949
                           -------------------------------------------------------------------------------------------------------
                           Stolt-Nielsen SA                                                                  58,200        909,375
                           -------------------------------------------------------------------------------------------------------
                           Stolt-Nielsen SA, Sponsored ADR                                                   25,650        400,781
                                                                                                                     -------------
                                                                                                                         3,932,293

----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.3%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.3%    Rockwell International Corp.                                                      15,000        845,625
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.5%    Digital Equipment Corp.(9)(10)                                                    17,000        607,750
                           -------------------------------------------------------------------------------------------------------
                           International Business Machines Corp.                                             12,300      1,531,350
                           -------------------------------------------------------------------------------------------------------
                           Moore Corp. Ltd.                                                                  40,000        735,000
                           -------------------------------------------------------------------------------------------------------
                           Xerox Corp.(10)                                                                   30,000      1,608,750
                                                                                                                     -------------
                                                                                                                         4,482,850

----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--4.1%    America Online, Inc.(9)                                                           23,600        840,750
                           -------------------------------------------------------------------------------------------------------
                           Business Objects SA, Sponsored ADR(9)                                             50,000        962,500
                           -------------------------------------------------------------------------------------------------------
                           Computer Associates International, Inc.(10)                                       54,300      3,244,425
                           -------------------------------------------------------------------------------------------------------
                           Electronic Arts, Inc.(9)(10)                                                      38,500      1,438,938
                           -------------------------------------------------------------------------------------------------------
                           Microsoft Corp.(9)(10)                                                             6,700        883,563
                           -------------------------------------------------------------------------------------------------------
                           Nintendo Co. Ltd.                                                                 31,500      2,022,222
                           -------------------------------------------------------------------------------------------------------
                           Novell, Inc.(9)                                                                   97,000      1,067,000
                           -------------------------------------------------------------------------------------------------------
                           Sybase, Inc.(9)                                                                   32,000        476,000
                           -------------------------------------------------------------------------------------------------------
                           Symantec Corp.(9)                                                                 90,502        984,209
                                                                                                                     -------------
                                                                                                                        11,919,607

----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--3.5%          Hewlett-Packard Co.                                                               31,500      1,535,625
                           -------------------------------------------------------------------------------------------------------
                           Intel Corp.(10)                                                                   54,000      5,153,625
                           -------------------------------------------------------------------------------------------------------
                           Kyocera Corp.                                                                     12,000        856,566
                           -------------------------------------------------------------------------------------------------------
                           LSI Logic Corp.(9)                                                                36,500        848,625
                           -------------------------------------------------------------------------------------------------------
                           Nokia Corp., Sponsored ADR, A Shares(10)                                          20,500        907,125
                           -------------------------------------------------------------------------------------------------------
                           VLSI Technology, Inc.(9)                                                          51,200        832,000
                                                                                                                     -------------
                                                                                                                        10,133,566


                           12  Oppenheimer Asset Allocation Fund


                                                                                                                      MARKET VALUE
                                                                                                          SHARES       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-        Airtouch Communications, Inc.(9)                                                  32,900  $     908,863
TECHNOLOGY--1.9%           -------------------------------------------------------------------------------------------------------
                           Bay Networks, Inc.(9)                                                             19,180        522,655
                           -------------------------------------------------------------------------------------------------------
                           Cisco Systems, Inc.(9)                                                            13,700        850,256
                           -------------------------------------------------------------------------------------------------------
                           ECI Telecommunications Ltd.(10)                                                   45,000        945,000
                           -------------------------------------------------------------------------------------------------------
                           MCI Communications Corp.                                                          89,000      2,280,625
                                                                                                                     -------------
                                                                                                                         5,507,399

----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.3%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%   Korea Electric Power Corp.                                                        15,800        522,203
                           -------------------------------------------------------------------------------------------------------
                           Public Service Enterprise Group, Inc.                                             42,000      1,123,500
                           -------------------------------------------------------------------------------------------------------
                           Verbund Oest Electriz                                                             17,100      1,182,642
                                                                                                                     -------------
                                                                                                                         2,828,345

----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%        Hong Kong & China Gas Co. Ltd.                                                   374,488        636,817
----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.1%  BCE, Inc.                                                                         30,600      1,308,150
                           -------------------------------------------------------------------------------------------------------
                           Portugal Telecom SA                                                               10,500        270,107
                           -------------------------------------------------------------------------------------------------------
                           U S West Communications Group                                                     50,000      1,487,500
                                                                                                                     -------------
                                                                                                                         3,065,757
                                                                                                                     -------------
                           Total Common Stocks (Cost $103,868,767)                                                     148,691,394

----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.9%
----------------------------------------------------------------------------------------------------------------------------------
                           Alumax, Inc., $4.00 Cv., Series A                                                  6,333        861,288
                           -------------------------------------------------------------------------------------------------------
                           Cyprus Amax Minerals Co., $4.00 Cv., Series A                                     17,666        925,257
                           -------------------------------------------------------------------------------------------------------
                           Time Warner, Inc., 10.25% Cum., Series K, Exchangeable Preferred Stock(4)(6)         734        774,370
                                                                                                                     -------------
                           Total Preferred Stocks (Cost $1,973,515)                                                      2,560,915



                                                                                                           UNITS
----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                           Hong Kong & China Gas Wts., Exp. 9/97                                             57,874         17,587
                           -------------------------------------------------------------------------------------------------------
                           Hyperion Telecommunications, Inc. Wts., Exp. 4/01(6)                                 500          5,000
                                                                                                                     -------------
                           Total Rights, Warrants and Certificates (Cost $15,337)                                           22,587


                           13  Oppenheimer Asset Allocation Fund

                                                                                                           FACE       MARKET VALUE
                                                                                                         AMOUNT(1)     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--8.2%
----------------------------------------------------------------------------------------------------------------------------------
                           Repurchase agreement with Zion First National Bank,
                           5.62%, dated 9/30/96, to be repurchased at $24,003,747 on
                           10/1/96, collateralized by U.S. Treasury Nts., 5.75%--8.875%,
                           5/15/97--8/15/04, with a value of $24,493,438 (Cost $24,000,000)             $24,000,000    $24,000,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $241,674,276)                                                               100.0%   291,465,285
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                          (0.0)       (23,538)
                                                                                                      -------------  -------------
NET ASSETS                                                                                                    100.0% $ 291,441,747
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                           1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                           AUD -- Australian Dollar         MXP -- Mexican Peso
                           CAD -- Canadian Dollar           NZD -- New Zealand Dollar
                           DKK -- Danish Krone              PLZ -- Polish Zloty
                           GBP -- British Pound Sterling    ZAR -- South African Rand
                           ITL -- Italian Lira
                           2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
                           3. Represents the current interest rate for a variable rate security.
                           4. Interest or dividend is paid in kind.
                           5. Represents the current interest rate for an increasing rate security.
                           6. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
                           7. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                           8. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the
                           Board of Trustees. This security amounts to $307,500 or 0.11% of the Fund's net assets, at September 30,
                           1996.
                           9. Non-income producing security.
                           10. A sufficient amount of securities has been designated to cover outstanding call options, as follows:

                                                                                                                          MARKET
                                                           SHARES            EXPIRATION        EXERCISE      PREMIUM      VALUE
                                                           SUBJECT TO CALL   DATE              PRICE         RECEIVED     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                                        3,200             1/97             $95        $8,300         $3,200
------------------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                               1,600             2/97             100         5,752          9,400
------------------------------------------------------------------------------------------------------------------------------------
American Re Corp.                                                7,200             1/97              50        25,175        106,200
------------------------------------------------------------------------------------------------------------------------------------
American Re Corp.                                                4,500            10/96              65         4,927            563
------------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                         4,400            12/96              95         7,568         18,700
------------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                     19,000             3/97              80        73,053        114,000
------------------------------------------------------------------------------------------------------------------------------------
Citicorp                                                         2,000             1/97              90         9,440         11,750
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                         10,800             1/97              55        34,775         87,750
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                         10,800             1/97              60        50,974         67,500
------------------------------------------------------------------------------------------------------------------------------------
Digital Equipment Corp.                                          3,400             1/97              45         7,123          4,250
------------------------------------------------------------------------------------------------------------------------------------
ECI Telecommunications Ltd.                                      9,000             2/97              25        16,604         12,375
------------------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.                                            8,400             3/97              30        30,197         87,150
------------------------------------------------------------------------------------------------------------------------------------
Gymboree Corp.                                                   6,600             1/97              35         8,877         14,438
------------------------------------------------------------------------------------------------------------------------------------
IBP, Inc.                                                       27,000            11/96              25        59,938         10,125
------------------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                     10,800             1/97              90        33,425        113,400
------------------------------------------------------------------------------------------------------------------------------------
Manor Care, Inc.                                                 4,200             4/97              40         5,649          9,713
------------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                  3,800             2/97              55        12,236         40,850
------------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                  6,700             1/97             125        60,097         97,150
------------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                               13,000             2/97              90        67,858         47,124
------------------------------------------------------------------------------------------------------------------------------------
Nokia Corp., Sponsored ADR, A Shares                             4,000             4/97              45        10,880         18,500
------------------------------------------------------------------------------------------------------------------------------------
Toys 'R' Us, Inc.                                                6,400             3/97              35         6,608          3,200
------------------------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                                      6,000             1/97              55        12,738         18,750
                                                                                                           ----------     ----------
                                                                                                           $  552,194     $  896,088
                                                                                                           ----------     ----------
                                                                                                           ----------     ----------


                           See accompanying Notes to Financial Statements.

                           14  Oppenheimer Asset Allocation Fund


                           STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
ASSETS                     Investments, at value (cost $241,674,276)--see accompanying statement                     $ 291,465,285
                           -------------------------------------------------------------------------------------------------------
                           Cash                                                                                            397,482
                           -------------------------------------------------------------------------------------------------------
                           Unrealized appreciation on forward foreign currency exchange contracts--Note 5                      974
                           -------------------------------------------------------------------------------------------------------
                           Receivables:
                           Interest, dividends and principal paydowns                                                    2,638,803
                           Investments sold                                                                                679,786
                           Shares of beneficial interest sold                                                              286,715
                           -------------------------------------------------------------------------------------------------------
                           Other                                                                                            19,537
                                                                                                                     -------------
                           Total assets                                                                                295,488,582

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                Options written, at value (premiums received $552,194)--
                           see accompanying statement--Note 6                                                              896,088
                           -------------------------------------------------------------------------------------------------------
                           Payables and other liabilities:
                           Investments purchased                                                                         1,918,420
                           Shares of beneficial interest redeemed                                                          629,197
                           Trustees' fees                                                                                  182,123
                           Distribution and service plan fees                                                              144,390
                           Shareholder reports                                                                              56,678
                           Transfer and shareholder servicing agent fees                                                    26,623
                           Other                                                                                           193,316
                                                                                                                     -------------
                           Total liabilities                                                                             4,046,835

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $ 291,441,747
                                                                                                                     -------------
                                                                                                                     -------------

----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF             Paid-in capital                                                                           $ 225,707,312
NET ASSETS                 -------------------------------------------------------------------------------------------------------
                           Undistributed net investment income                                                             615,057
                           -------------------------------------------------------------------------------------------------------
                           Accumulated net realized gain on investments and foreign currency transactions               15,672,173
                           -------------------------------------------------------------------------------------------------------
                           Net unrealized appreciation on investments and translation of assets and
                           liabilities denominated in foreign currencies                                                49,447,205
                                                                                                                     -------------
                           Net assets                                                                                $ 291,441,747
                                                                                                                     -------------
                                                                                                                     -------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE            Class A Shares:
PER SHARE                  -------------------------------------------------------------------------------------------------------
                           Net asset value and redemption price per share (based on net assets
                           of $264,358,580 and 18,756,434 shares of beneficial interest outstanding)                        $14.09
                           Maximum offering price per share (net asset value plus
                           sales charge of 5.75% of offering price)                                                         $14.95

                           -------------------------------------------------------------------------------------------------------
                           Class B Shares:
                           Net asset value, redemption price and offering price per share (based on net assets
                           of $5,996,160 and 428,130 shares of beneficial interest outstanding)                             $14.01

                           -------------------------------------------------------------------------------------------------------
                           Class C Shares:
                           Net asset value, redemption price and offering price per share (based on net assets
                           of $21,087,007 and 1,503,813 shares of beneficial interest outstanding)                          $14.02


                           See accompanying Notes to Financial Statements.


                           15  Oppenheimer Asset Allocation Fund


                           STATEMENT OF OPERATIONS   For the Nine Months Ended September 30, 1996


----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME          Interest (net of foreign withholding taxes of $9,260)                                     $   9,646,866
                           -------------------------------------------------------------------------------------------------------
                           Dividends (net of foreign withholding taxes of $77,444)                                       2,710,998
                                                                                                                     -------------

                           Total income                                                                                 12,357,864

----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                   Management fees--Note 4                                                                       1,544,001
                           -------------------------------------------------------------------------------------------------------
                           Distribution and service plan fees--Note 4:
                           Class A                                                                                         345,838
                           Class B                                                                                          26,446
                           Class C                                                                                         133,941
                           -------------------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees--Note 4                                           263,045
                           -------------------------------------------------------------------------------------------------------
                           Trustees' fees and expenses--Note 1                                                              98,917
                           -------------------------------------------------------------------------------------------------------
                           Shareholder reports                                                                              98,446
                           -------------------------------------------------------------------------------------------------------
                           Custodian fees and expenses                                                                      72,595
                           -------------------------------------------------------------------------------------------------------
                           Legal and auditing fees                                                                          49,590
                           -------------------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class B                                                                                           2,428
                           Class C                                                                                           4,485
                           -------------------------------------------------------------------------------------------------------
                           Other                                                                                            22,415
                                                                                                                     -------------
                           Total expenses                                                                                2,662,147

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                    9,695,717

----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED    Net realized gain on:
GAIN (LOSS)                Investments and options written (including premiums on options exercised)                    14,287,148
                           Closing and expiration of options written                                                       836,046
                           Foreign currency transactions                                                                   421,291
                                                                                                                     -------------
                           Net realized gain                                                                            15,544,485

                           -------------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation on:
                           Investments                                                                                   5,331,900
                           Translation of assets and liabilities denominated in foreign currencies                        (938,617)
                                                                                                                     -------------
                           Net change                                                                                    4,393,283
                                                                                                                     -------------
                           Net realized and unrealized gain                                                             19,937,768

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $  29,633,485
                                                                                                                     -------------
                                                                                                                     -------------

                           The Fund changed its fiscal year end from December 31 to September 30.
                           See accompanying Notes to Financial Statements.


                           16  Oppenheimer Asset Allocation Fund

                           STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               NINE MONTHS         YEAR ENDED
                                                                                               ENDED SEPT. 30,     DECEMBER 31,
                                                                                               1996(1)             1995
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                 Net investment income                                               $     9,695,717     $    10,269,144
                           -------------------------------------------------------------------------------------------------------
                           Net realized gain                                                        15,544,485          11,752,299
                           -------------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation                     4,393,283          31,347,982
                                                                                               ---------------     ---------------
                           Net increase in net assets resulting from operations                     29,633,485          53,369,425

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND              Dividends from net investment income:
DISTRIBUTIONS TO           Class A                                                                  (8,029,426)         (9,264,819)
SHAREHOLDERS               Class B                                                                    (114,496)            (14,574)
                           Class C                                                                    (478,886)           (386,395)
                           -------------------------------------------------------------------------------------------------------
                           Distributions from net realized gain:
                           Class A                                                                          --         (10,313,461)
                           Class B                                                                          --             (52,208)
                           Class C                                                                          --            (630,243)

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST        Net increase (decrease) in net assets resulting from
TRANSACTIONS               beneficial interest transactions--Note 2:
                           Class A                                                                  (6,428,157)        (18,002,247)
                           Class B                                                                   4,480,009           1,310,712
                           Class C                                                                   4,355,405           5,054,751

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                 Total increase                                                           23,417,934          21,070,941
                           -------------------------------------------------------------------------------------------------------
                           Beginning of period                                                     268,023,813         246,952,872

                                                                                               ---------------     ---------------

                           End of period [including undistributed (overdistributed) net
                           investment income of $615,057 and $(621,120), respectively]         $   291,441,747     $   268,023,813
                                                                                               ---------------     ---------------
                                                                                               ---------------     ---------------


                           1. The Fund changed its fiscal year end from December 31 to September 30.
                           See accompanying Notes to Financial Statements.



17  Oppenheimer Asset Allocation Fund

FINANCIAL HIGHLIGHTS


                                                  CLASS A
                                                  ------------------------------------------------------------------------------
                                                  NINE MONTHS
                                                  ENDED
                                                  SEPTEMBER 30, YEAR ENDED DECEMBER 31,
                                                  1996(2)       1995          1994          1993          1992          1991(4)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $13.07        $11.52        $13.05        $11.63        $11.22        $10.19
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .49           .52           .54           .44           .39           .40
Net realized and unrealized gain (loss)                .96          2.08          (.75)         1.43           .44          1.06
                                                  --------      --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                            1.45          2.60          (.21)         1.87           .83          1.46

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.43)         (.49)         (.53)         (.44)         (.42)         (.43)
Distributions from net realized gain                    --          (.56)         (.79)         (.01)           --            --
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                       (.43)        (1.05)        (1.32)         (.45)         (.42)         (.43)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.09        $13.07        $11.52        $13.05        $11.63        $11.22
                                                  --------      --------      --------      --------      --------      --------
                                                  --------      --------      --------      --------      --------      --------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                  11.22%        22.79%        (1.59)%       16.30%         7.54%        14.67%


--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $264,359      $251,353      $237,771      $277,914      $266,713      $276,800
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $256,765      $249,660      $260,767      $272,303      $269,096      $192,870
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 4.73%(6)      3.97%         4.10%         3.58%         3.41%         3.78%
Expenses                                              1.21%(6)      1.15%         1.09%         1.14%         1.17%         1.27%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            31.7%         28.5%         31.5%         32.7%         60.3%        102.0%
Average brokerage commission rate(8)               $0.0336       $0.0350            --            --            --            --



18  Oppenheimer Asset Allocation Fund




                                                  CLASS B                     CLASS C
                                                  ------------------------------------------------------------------------------
                                                  NINE MONTHS                 NINE MONTHS
                                                  ENDED         PERIOD ENDED  ENDED
                                                  SEPTEMBER 30, DECEMBER 31,  SEPTEMBER 30, YEAR ENDED DECEMBER 31,
                                                  1996(2)       1995(3)       1996(2)       1995          1994          1993(1)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $13.03        $13.28        $13.01        $11.49        $13.05        $12.86
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .41           .17           .40           .40           .44          (.97)
Net realized and unrealized gain (loss)                .93           .41           .96          2.07          (.77)         1.29
                                                  --------      --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                            1.34           .58          1.36          2.47          (.33)          .32

---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.36)         (.27)         (.35)         (.39)         (.44)         (.12)
Distributions from net realized gain                    --          (.56)           --          (.56)         (.79)         (.01)
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                       (.36)         (.83)         (.35)         (.95)        (1.23)         (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.01        $13.03        $14.02        $13.01        $11.49        $13.05
                                                  --------      --------      --------      --------      --------      --------
                                                  --------      --------      --------      --------      --------      --------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                 10.37%         4.44%        10.55%        21.69%         (2.50)%       2.51%


---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $5,996        $1,265       $21,087       $15,405        $9,182          $396
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $3,546       $   520       $17,898       $11,827        $5,601          $194
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 3.69%(6)      2.62%(6)      3.84%(6)      3.08%         3.30%         2.19%(6)
Expenses                                              2.12%(6)      2.27%(6)      2.07%(6)      1.99%         2.00%         2.50%(6)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            31.7%         28.5%         31.7%         28.5%         31.5%          32.7%
Average brokerage commission rate(8)               $0.0336       $0.0350       $0.0336       $0.0350            --            --


1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.
2. The Fund changed its fiscal year end from December 31 to September 30.
3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $80,364,625 and $89,523,738, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


19  Oppenheimer Asset Allocation Fund

                           NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. SIGNIFICANT             Oppenheimer Asset Allocation Fund (the Fund) is
   ACCOUNTING POLICIES     registered under the Investment Company Act of 1940,
                           as amended, as a diversified, open-end management
                           investment company. On August 15, 1996, the Board of
                           Trustees elected to change the fiscal year end of the
                           Fund from December 31 to September 30. Accordingly,
                           these financial statements include information for
                           the nine month period from January 1, 1996 to
                           September 30, 1996. The Fund's investment objective
                           is to seek high total investment return (current
                           income and capital appreciation in the value of its
                           shares). The Fund's investment adviser is
                           OppenheimerFunds, Inc. (the Manager). The Fund offers
                           Class A, Class B and Class C shares. Class A shares
                           are sold with a front-end sales charge. Class B and
                           Class C shares may be subject to a contingent
                           deferred sales charge. All three classes of shares
                           have identical rights to earnings, assets and voting
                           privileges, except that each class has its own
                           distribution and/or service plan, expenses directly
                           attributable to a particular class and exclusive
                           voting rights with respect to matters affecting a
                           single class. Class B shares will automatically
                           convert to Class A shares six years after the date of
                           purchase. The following is a summary of significant
                           accounting policies consistently followed by the
                           Fund.
                           -----------------------------------------------------
                           INVESTMENT VALUATION. Portfolio securities are valued
                           at the close of the New York Stock Exchange on each
                           trading day. Listed and unlisted securities for which
                           such information is regularly reported are valued at
                           the last sale price of the day or, in the absence of
                           sales, at values based on the closing bid or the last
                           sale price on the prior trading day. Long-term and
                           short-term "non-money market" debt securities are
                           valued by a portfolio pricing service approved by the
                           Board of Trustees. Such securities which cannot be
                           valued by the approved portfolio pricing service are
                           valued using dealer-supplied valuations provided the
                           Manager is satisfied that the firm rendering the
                           quotes is reliable and that the quotes reflect
                           current market value, or are valued under
                           consistently applied procedures established by the
                           Board of Trustees to determine fair value in good
                           faith. Short-term "money market type" debt securities
                           having a remaining maturity of 60 days or less are
                           valued at cost (or last determined market value)
                           adjusted for amortization to maturity of any premium
                           or discount. Forward foreign currency exchange
                           contracts are valued based on the closing prices of
                           the forward currency contracts rates in the London
                           foreign exchange markets on a daily basis as provided
                           by a reliable bank or dealer. Options are valued
                           based upon the last sale price on the principal
                           exchange on which the option is traded or, in the
                           absence of any transactions that day, the value is
                           based upon the last sale price on the prior trading
                           date if it is within the spread between the closing
                           bid and asked prices. If the last sale price is
                           outside the spread, the closing bid is used.
                           -----------------------------------------------------
                           FOREIGN CURRENCY TRANSLATION. The accounting records
                           of the Fund are maintained in U.S. dollars. Prices of
                           securities denominated in foreign currencies are
                           translated into U.S. dollars at the closing rates of
                           exchange. Amounts related to the purchase and sale of
                           securities and investment income are translated at
                           the rate of exchange prevailing on the respective
                           dates of such transactions.
                                   The effect of changes in foreign currency
                           exchange rates on investments is separately
                           identified from the fluctuations arising from changes
                           in market values of securities held and reported with
                           all other foreign currency gains and losses in the
                           Fund's Statement of Operations.
                           -----------------------------------------------------

                           REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                           20  Oppenheimer Asset Allocation Fund

1. SIGNIFICANT             Allocation of Income, Expenses, and Gains and Losses.
ACCOUNTING POLICIES        Income, expenses (other than those attributable to a
(CONTINUED)                specific class) and gains and losses are allocated
                           daily to each class of shares based upon the relative
                           proportion of net assets represented by such class.
                           Operating expenses directly attributable to a
                           specific class are charged against the operations of
                           that class.
                           -----------------------------------------------------
                           FEDERAL TAXES. The Fund intends to continue to comply
                           with provisions of the Internal Revenue Code
                           applicable to regulated investment companies and to
                           distribute all of its taxable income, including any
                           net realized gain on investments not offset by loss
                           carryovers, to shareholders. Therefore, no federal
                           income or excise tax provision is required. At
                           September 30, 1996, the Fund had available for
                           federal income tax purposes an unused capital loss
                           carryover of approximately $890,000, which expires in
                           1997 and 1998.
                           -----------------------------------------------------
                           TRUSTEES' FEES AND EXPENSES. The Fund has adopted a
                           nonfunded retirement plan for the Fund's independent
                           trustees. Benefits are based on years of service and
                           fees paid to each trustee during the years of
                           service. During the nine months ended September 30,
                           1996, a provision of $58,255 was made for the Fund's
                           projected benefit obligations, and payments of $4,853
                           were made to retired trustees, resulting in an
                           accumulated liability of $166,286 at September 30,
                           1996.
                           -----------------------------------------------------
                           DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                           distributions to shareholders are recorded on the
                           ex-dividend date.
                           -----------------------------------------------------
                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.
                           The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                                   During the nine months ended September 30,
                           1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the nine months ended September 30, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $445,208, an increase in undistributed net investment income of $15,671, and a decrease in accumulated net realized gain on investments of $460,879. In addition, to properly reflect foreign currency gain in the components of capital, $147,597 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.
                           -----------------------------------------------------
                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                                   The preparation of financial statements in
                           conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           21  Oppenheimer Asset Allocation Fund

2. SHARES OF               The Fund has authorized an unlimited number of no par
BENEFICIAL INTEREST        value shares of beneficial interest for each class.
                           Transactions in shares of beneficial interest were as follows:


                                             NINE MONTHS ENDED SEPT. 30, 1996(2)     YEAR ENDED DECEMBER 31, 1995(1)
                                             -----------------------------------     -----------------------------------
                                             SHARES                AMOUNT            SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                               860,353         $  11,689,114         1,154,810         $  14,750,208
Dividends and distributions reinvested             524,674             7,190,397         1,346,436            17,504,698
Redeemed                                        (1,862,109)          (25,307,668)       (3,900,352)          (50,257,153)
                                             -------------         -------------     -------------         -------------
Net decrease                                      (477,082)        $  (6,428,157)       (1,399,106)        $ (18,002,247)
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------
------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                               366,656         $   4,968,484            93,459         $   1,262,882
Dividends and distributions reinvested               6,864                93,829             4,293                55,836
Redeemed                                           (42,546)             (582,304)             (596)               (8,006)
                                             -------------         -------------     -------------         -------------
Net increase                                       330,974         $   4,480,009            97,156         $   1,310,712
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------
------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                               448,796         $   6,095,106           556,244         $   7,139,931
Dividends and distributions reinvested              33,327               455,037            74,748               969,689
Redeemed                                          (162,380)           (2,194,738)         (245,902)           (3,054,869)
                                             -------------         -------------     -------------         -------------
Net increase                                       319,743         $   4,355,405           385,090         $   5,054,751
                                             -------------         -------------     -------------         -------------
                                             -------------         -------------     -------------         -------------

                           1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class B shares.
                           2. The Fund changed its fiscal year end from December 31 to September 30.

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND    At September 30, 1996, net unrealized appreciation on
LOSSES ON INVESTMENTS      investments and options written of $49,447,115 was
AND OPTIONS WRITTEN        composed of gross appreciation of $53,680,163, and
                           gross depreciation of $4,233,048.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES         Management fees paid to the Manager are in accordance
AND OTHER TRANSACTIONS     with the investment advisory agreement with the Fund
WITH AFFILIATES            which provides for a fee of 0.75% of the first $200
                           million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of aggregate net assets in excess of $800 million. The
                           Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                   For the nine months ended September 30, 1996,
                           commissions (sales charges paid by investors) on sales of Class A shares totaled $286,317, of which $100,671 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $169,693 and $59,436, of which $6,767 and $1,886, respectively, was paid to an affiliated broker/dealer. During the nine months ended September 30, 1996, OFDI received contingent deferred sales charges of $1,119 and $3,419, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


                                   OppenheimerFunds Services (OFS), a division
                           of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                                   The Fund has adopted a Service Plan for Class
                           A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the nine months ended September 30, 1996, OFDI paid $34,848 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                           22  Oppenheimer Asset Allocation Fund

--------------------------------------------------------------------------------
4. MANAGEMENT FEES         The Fund has adopted a compensation type Distribution
AND OTHER TRANSACTIONS     and Service Plan for Class B shares to compensate
WITH AFFILIATES            OFDI for its services and costs in distributing Class
(CONTINUED)                B shares and servicing accounts. Under the Plan, the
                           Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated.
                           During the nine months ended September 30, 1996, OFDI retained $25,989 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $227,661 for Class B.

                                   The Fund has adopted a reimbursement type
                           Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the nine months ended September 30, 1996, OFDI paid $6,442 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $53,420 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $201,723 for Class C.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS       A forward foreign currency exchange contract (forward
                           contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                                   The Fund uses forward contracts to seek to
                           manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                                   Forward contracts are valued based on the
                           closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                                   Securities held in segregated accounts to
                           cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                                   Risks include the potential inability of the
                           counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                           At September 30, 1996, outstanding forward currency exchange contracts to sell foreign currencies were as follows:


                                                  Expiration     Contract            Valuation as of     Unrealized
                                                  Date           Amounts (000s)      Sept. 30, 1996      Appreciation
                           ------------------------------------------------------------------------------------------
                           Italian Lira (ITL)     10/1/96        412,344 ITL         $270,914            $974


                           23  Oppenheimer Asset Allocation Fund

--------------------------------------------------------------------------------
6. OPTION ACTIVITY         The Fund may buy and sell put and call options, or
                           write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                   The Fund generally purchases put options or
                           writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                                   Options are valued daily based upon the last
                           sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                                   Securities designated to cover outstanding
                           call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                                   The risk in writing a call option is that the
                           Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                           Written option activity for the nine months ended September 30, 1996 was as follows:


                                                                      CALL OPTIONS
                           ---------------------------------------------------------------------
                                                                      NUMBER         AMOUNT
                                                                      OF OPTIONS     OF PREMIUMS
                           ---------------------------------------------------------------------
                           Options outstanding at December 31, 1995        3,206     $   948,975
                           ---------------------------------------------------------------------
                           Options written                                 3,997       1,112,991
                           ---------------------------------------------------------------------
                           Options closed or expired                      (4,750)     (1,234,937)
                           ---------------------------------------------------------------------
                           Options exercised                                (725)       (274,835)
                                                                      ----------     -----------
                           Options outstanding at September 30, 1996       1,728        $552,194
                                                                      ----------     -----------
                                                                      ----------     -----------


7. ILLIQUID AND            At September 30, 1996, investments in securities
RESTRICTED SECURITIES      included issues that are illiquid or restricted.
                           Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The
                           Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $1,002,636 which represents 0.34% of the Fund's net assets.


                           24  Oppenheimer Asset Allocation Fund

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Oppenheimer Asset Allocation Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Asset Allocation Fund as of September 30, 1996, and the related statement of operations for the nine month period then ended, the statements of changes in net assets for the nine month period then ended and the year ended December 31, 1995, and the financial highlights for the nine month period ended September 30, 1996 and for each of the years in the five year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Asset Allocation Fund as of September 30, 1996, the results of its operations for the nine month period then ended, the changes in its net assets for the nine month period then ended and the year ended December 31, 1995, and the financial highlights for the nine month period ended September 30, 1996 and for each of the years in the five year period ended December 31, 1995, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1996


25  Oppenheimer Asset Allocation Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)


--------------------------------------------------------------------------------
In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the nine month period ended September 30, 1996 which are not designated as capital gain distributions should be multiplied by 11.36% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


26  Oppenheimer Asset Allocation Fund

                         OPPENHEIMER ASSET ALLOCATION FUND


--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Sidney M. Robbins, Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Richard H. Rubinstein, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT

--------------------------------------------------------------------------------
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Asset Allocation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Asset Allocation Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         27  Oppenheimer Asset Allocation Fund

          INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

  1-800-525-7048


TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

  1-800-852-8457


PHONELINK
24 hours a day, automated
information and transactions

  1-800-533-3310


TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

  1-800-843-4461


OPPENHEIMER FUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

  1-800-835-3104

RA0240.001.0996  November 30, 1996


[Photograph]

Customer Service Representative
OppenheimerFunds Services


"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

--------------------------------------------------------------------------------
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